UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): April 26, 2006

                            WATERFORD GAMING, L.L.C.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                     333-17795                      06-1465402
 ------------------             ---------------               ----------------
 (State or other                (Commission File              (I.R.S. Employer
  jurisdiction of                Number)                       Identification
  incorporation or                                             Number)
  organization)


                 914 Hartford Turnpike
                      P.O. Box 715
                     Waterford, CT                      06385
        ---------------------------------------       -----------
        (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (860)442-4559

Item 8.01

     (i) On April 26, 2006, the Mohegan Tribal Gaming Authority (the "Authority") filed a copy of a press release on Form 8-K, announcing its operating results for the quarter ended March 31, 2006, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655.

     (ii) On April 26, 2006 the Authority filed a copy of a press release on Form 8-K, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655. The press release announced the resignation of William J. Velardo, Chief Executive Officer of the Authority, effective May 4, 2006. In addition the Authority announced a transition of its executive management, also effective May 4, 2006. Mitchell Grossinger Etess, age 48, will assume the role of Chief Executive Officer of the Authority, while continuing in his current role as President and Chief Executive Officer of Mohegan Sun. Jeffrey
          E. Hartmann, age 44, will assume the role of Chief Operating Officer of the Authority, while continuing in his current role as Executive Vice President and Chief Operating Officer of Mohegan Sun. Leo M. Chupaska, age 57, will assume the role of Chief Financial Officer of Mohegan Sun, while continuing in his current role as Chief Financial Officer of the Authority.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         WATERFORD GAMING, L.L.C.






Date: April 26, 2006                     By:/s/Len Wolman
                                         Len Wolman, Chief Executive Officer